UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 4, 2006

Capital One Auto Finance Trust 2006-B

Capital One Auto Receivables, LLC

Capital One Auto Finance, Inc.

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-128722 333-128722-03	31-1750007 51-6577763
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

140 E. Shore Drive, Room 1052-D Glen Allen, Virginia	23059
(Address of Principal Executive Offices)	(Zip Code)

(804) 290-6736

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant is filing the exhibit listed in Item 9.01(d) below in connection with the issuance of Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3-A Asset Backed Notes, Class A-3-B Asset Backed Notes and Class A-4 Asset Backed Notes (collectively, the “Notes”) by Capital One Auto Finance Trust 2006-B described in the Final Prospectus Supplement dated July 27, 2006.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description
5.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality

8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to tax matters

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Capital One Auto Receivables, LLC, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 4, 2006	CAPITAL ONE AUTO RECEIVABLES, LLC

	By:	/s/ Albert A. Ciafre
	Name:	Albert A. Ciafre
	Title:	Assistant Vice President

S-1	Form 8-K for Tax & Legality Matters